As filed with the U.S. Securities and Exchange Commission on March 7, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606
(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

February 1, 2022

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund had a strong 4th quarter of 2021 and a very solid year. We were pleased that the Fund rebounded so strongly in the fourth quarter, showing good performance after providing better downside protection than the market in September's sharp sell-off, and in the third quarter.

The Fund gained +9.11% in the fourth quarter and +24.07% for the 2021 calendar year. It outperformed the Russell 1000 Value Index's +7.75% return for the quarter but lagged the more Growth/tech-weighted S&P 500 Index's +11.03% return for the quarter. For the calendar year, the Fund's performance trailed both the Russell 1000 Value Index, up +25.12%, and the S&P 500, up +28.71%, but had strong absolute gains.

Disclosure Note:

For your information, for the period ended December 31, 2021, the Fund's average annual total returns for the one year and five year periods and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund, was +24.07%, +11.01%, and +11.88% respectively. For the same periods, the returns for the S&P 500 Index were +28.71%, +18.47% and +18.85%, respectively. For the same periods, the returns for the Russell 1000 Value Index were +25.12%, +11.16% and +12.35%, respectively.

Gross Expense Ratio:	1.37%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/22.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 12/31/21 was $30.98.

In the fourth quarter, six stocks in the Fund's portfolio increased their dividend by an average of 8.2%. For 2021 in total, over 96% (25 of 26) of the companies in the Fund's portfolio increased their dividend, with an average raise of 6.5%.

Looking ahead, after years of strong stock market returns, we remain cautiously optimistic on U.S. stocks and believe returns will be positive, but more modest than 2021 and more in line with historical averages with periods of volatility.

We are optimistic about the Fund's prospects in 2022. We look for solid earnings and continued dividend growth for the portfolio's holdings in the coming year. Dividend Income stocks in general have been out of favor during the economic recovery and lagged the strong market gains since March 2000. Although the Fund achieved nice returns in 2021, we believe there is more runway for further gains.

MATRIX ADVISORS
DIVIDEND FUND

We look for a year where our dividend stocks become more highly valued as investors seek steady, growing income-generating investments in a market environment we expect to become more volatile and challenging. On December 31, 2021, the Fund portfolio's P/E multiple was 16.1 times estimated 2022 earnings1, very attractive on an absolute basis and relative to the market.

The attached commentary provides a thorough discussion on what drove our 2021 returns and why we think the Fund is well positioned going forward.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours.

We hope that you and your family are safe and healthy. We wish you all the best in 2022 and thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

1  Source: Bloomberg

P/E Ratio - The Price/Earnings (P/E) ratio represents the average of the portfolio's individual stock P/E's. Individual stock P/E is calculated by dividing the current price by forward earnings

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2021 Annual Review

Capital Markets Highlights

The U.S. stock market2 finished a very strong year with a powerful quarter rally. October got the quarter off to a good start, benefitting from good earnings reports from the summer period and optimism about COVID containment. November looked to be flattish, until news of the Omicron variant broke the Friday after Thanksgiving, causing a brief but sharp sell-off. However, December resumed the upward march, as many of the most visible and potentially impactful risks appeared less dire than initially feared.

In Q4 2021, stock market gains were broad-based. Economic growth appears to have reaccelerated during the quarter. The Conference Board is estimating GDP growth of +6.5% for the period as compared to the third quarter's +2.3%. Reopening activity, with a lower COVID impact during much of the quarter, and pent-up seasonal holiday demand all helped. Full year 2021 growth is now estimated to be around 5.6%, well above the trendline GDP growth rate of around 2% since 2000, and the best yearly growth rate since 1984.

2021 was a year that favored large-cap stocks over small-caps, and U.S. stocks over most all international stock markets. The U.S. stock market's double-digit return trounced fixed income results which were modestly negative to marginally positive. Treasury yields, while still at historically low levels, rose significantly across the yield curve, as compared to a year ago. For example, the 2-year Treasury yield ended 2021 at 0.73% compared to 0.12% at the end of 2020 and the 10-year rate ended 2021 at 1.51% as compared to 0.91% at the end of 2020.

Looking ahead, after years of strong stock market returns, we remain cautiously optimistic on U.S. stocks but expect returns in 2022 to be more modest than in 2021 and anticipate high single-digit returns, in line with the market's historical results. A white paper we wrote in 2021 studied market returns over rolling 10-year periods since 1961 and what they may suggest for the subsequent three-, five- and ten-year periods. Spoiler alert - strong returns generally may lead to average to subpar returns, especially so for Growth stocks, but a very strong decade doesn't predestine the market to poor returns in upcoming periods. Based on this study3 (which we would be happy to send upon request), we believe that future returns likely will be modestly below the long-term average annualized returns during the next three-, five- and ten-year periods, though the study suggests they will likely still be positive and in the high single-digits, and better than prospects for fixed income from current levels.

We are optimistic about the outlook for the portfolio in 2022. The Fund's portfolio sells at a significant discount to the overall market's P/E multiple with good earnings and dividend growth prospects in the coming year. We believe the Fund's portfolio should be very well suited to navigate the more challenging environment we foresee in 2022.

2  All references to the stock market are the S&P 500 Index unless otherwise noted.

3  Study based on quarterly and annual returns of the S&P 500 Index for the period 1961 to September 2021 (60? years and 204 rolling 10-year observations). For this study, we use the S&P 500 Index as representative of the U.S. stock market.

MATRIX ADVISORS
DIVIDEND FUND

As we said last year during a time of great uncertainty, the market is unpredictable in normal times and can act irrationally during periods of extreme stress. The best way to address that is to have an allocation to the stock market that is appropriate for the long-term, which includes both good and bad times.

Matrix Portfolio

The Matrix Advisors Dividend Fund had a strong 4th quarter and a very solid year. We were pleased that the Fund rebounded so strongly in the fourth quarter, showing good performance after providing better downside protection than the Russell 1000 Value Index and the S&P 500 Index in September's sharp sell-off, and in the third quarter.

The Fund gained +9.11% in the fourth quarter and +24.07% for the 2021 calendar year. It outperformed the Russell 1000 Value Index's +7.75% return for the quarter but lagged the more Growth/tech-weighted S&P 500 Index's +11.03% return. For the calendar year, the Fund's performance trailed both the Russell 1000 Value Index, up +25.12% and the S&P 500 Index, up +28.71%.

Our 2022 Outlook

We are cautiously optimistic about stocks for the upcoming year and look for modest returns in line with historical averages of high single-digit gains.

We look for another solid year of economic growth, less robust than 2021, but above average. This belief is based on expectations that we will learn to live with COVID, that economies around the world will improve in 2022, that supply chain issues will work themselves out over the year, and inflation will remain elevated but begin to settle down as the year unfolds.

It will be a more challenging year for stocks with more ups and downs because overall market valuations are high and interest rates are almost certain to rise as the Fed stops buying bonds and plans to raise short-term interest rates. We believe equities will again be more attractive than fixed income in 2022.

We continue to believe that Value stocks are poised to show solid absolute performance and favorable relative performance vs. the overall market. Growth stock valuations are high, and earnings comparisons are tough. Value and high-quality dividend stocks should benefit from the combination of attractive valuations, economic sensitivity in an expanding economy, and good current and growing dividend income.

The risks to the economy and stock market we see in 2022 are more COVID outbreaks and the disruptions they cause to economic activity, higher inflation than expected, and significantly higher interest rates. Geopolitical risks are unpredictable but ever-present, particularly with China and increasingly Russia.

In summary, we are looking for another positive year for stocks albeit with periods of volatility. We believe the government and Federal Reserve are on the same page, working towards a common goal of a growing economy and strong job growth. Even with a gradual rise in interest rates, we think there is a very healthy backdrop for corporate earnings growth. We are less optimistic about fixed income returns in 2022, as we believe interest rates will rise, but believe bonds have an important place in balanced accounts, providing stability and a modest income during periods of stock market declines.

MATRIX ADVISORS
DIVIDEND FUND

Semi-Annual Review

The Fund gained +9.44% in the last six months of 2021 compared to +6.91% for the Russell 1000 Value Index and +11.67% for the S&P 500 Index.

During the six-month period, the sectors contributing the most to the Fund's return (multiplying sector weighting by performance) were Technology and Health Care. Communications Services detracted the most from the Fund's results.

The 4th Quarter and Year in Review

The Matrix Advisors Dividend Fund had a strong 4th quarter and a very solid year. The portfolio's performance was nicely ahead of the Russell 1000 Value Index for the quarter while lagging the more Growth/tech-weighted S&P 500 Index. We were pleased, that after providing better downside protection than the market in September's sharp sell-off, the portfolio showed good performance by rebounding so strongly in the 4th quarter.

For the full 2021 year, the Fund trailed both the Russell 1000 Value Index and the S&P 500 Index.

The thesis behind the Matrix Advisors Dividend Fund's strategy places paramount importance on a company's commitment to paying a dividend, and then sustaining and growing it over time. The stocks in the portfolio have strong financial positions, cash flows, and solid ongoing profitable franchises that should enable continuity and growth of their dividends even during a sharp recession.

In the 4th quarter, six stocks in the Fund's portfolio increased their dividend by an average of 8.2%. For 2021 in total, over 96% (25 of 26) of the companies in the portfolio increased their dividend, with an average raise of 6.5%.

The sector contributing the most to the Fund's return (multiplying sector weighting by performance) in the 4th quarter was Technology, followed by Health Care, and Consumer Staples. Communication Services was a notable laggard in the quarter. We think our two holdings in this sector, Comcast, and Verizon, offer solid upside potential in 2022.

Using the same methodology, Financials, Technology, and Health Care were the sectors that contributed most to the Fund's return for 2021. Communication Services was the sector detracting most from performance for the year.

During the fourth quarter, we sold our position in the Arizona-based utility Pinnacle West after a very disappointing rate case outcome and used the proceeds to add to our position in Comcast. We trimmed our positions in PepsiCo and Merck into price strength and added to our holding in Amgen. Finally, late in the quarter, we started to reduce the Consolidated Edison holding into strength and started a new position in another utility, American Electric Power.

We are optimistic about the Fund's prospects in 2022. We look for solid earnings and continued dividend growth for the portfolio's holdings in the coming year. Dividend Income stocks in general have been out of favor during the economic recovery and lagged the strong market gains since March 2000. Although the Fund achieved nice returns in 2021, we believe there is more runway for further gains.

MATRIX ADVISORS
DIVIDEND FUND

Some of our larger sector exposures like Financials and Health Care should perform well as we learn to live with COVID and resume more normal activities. We believe our Communication Services sector investments in Comcast and Verizon are very attractive at current prices while our Consumer Staples investments provide portfolio stability with steady growth and dividend increases.

We look for a year where our dividend stocks become more highly valued as investors seek steady, growing income-generating investments in a market environment we expect to become more volatile and challenging. On December 31, 2021, the Fund portfolio's P/E multiple was 16.1 times estimated 2022 earnings4, very attractive on an absolute basis and relative to the market.

  *  *  *

We want to thank you for trusting us with your investments and wish you a happy and healthy 2022. Please contact us with any questions or comments. Best regards.

4  Source: Bloomberg

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/21)	$1,000.00	$1,000.00
Ending Account Value (12/31/21)	$1,094.40	$1,020.67
Expenses Paid During Period[1]	$4.75	$4.58

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	25.4%
Health Care	22.8%
Consumer Staples	19.3%
Information Technology	15.3%
Communication Services	8.6%
Utilities	3.8%
Energy	3.0%
Industrials	1.5%
Total Investments	99.7%
Other Assets[1]	0.3%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2021.

1  Represents short-term investments and other assets and liabilities (net).

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2021 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.7%
AEROSPACE/DEFENSE: 1.5%
2,100 General Dynamics Corp.	$437,787
BANK (MONEY CENTER): 5.0%
9,500 JPMorgan Chase & Co.	1,504,325
BANK (PROCESSING): 4.2%
21,700 The Bank of New York Mellon Corp.	1,260,336
BANK (REGIONAL): 11.8%
7,300 M&T Bank Corp.	1,121,134
6,375 The PNC Financial Services Group, Inc.	1,278,315
19,300 Truist Financial Corp.	1,130,015
3,529,464
BANK (SUPER REGIONAL): 4.3%
23,000 US Bancorp	1,291,910
BEVERAGES: 5.9%
2,500 PepsiCo, Inc.	434,275
22,200 The Coca-Cola Co.	1,314,462
1,748,737
BIOTECHNOLOGY: 8.6%
5,925 Amgen, Inc.	1,332,947
17,000 Gilead Sciences, Inc.	1,234,370
2,567,317
CABLE TV: 4.6%
27,000 Comcast Corp. - Class A	1,358,910
COMPUTER SOFTWARE AND SERVICES: 5.9%
5,250 Microsoft Corp.	1,765,680
DRUG: 8.7%
11,000 AbbVie, Inc.	1,489,400
14,450 Merck & Co., Inc.	1,107,448
2,596,848

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2021 (Unaudited) – Continued

SHARES	VALUE
DRUG STORE: 5.3%
15,200 CVS Health Corp.	$1,568,032
ELECTRIC UTILITY: 3.8%
6,350 American Electric Power Co., Inc.	564,960
6,550 Consolidated Edison, Inc.	558,846
1,123,806
FOOD PROCESSING (RETAIL): 7.1%
14,300 General Mills, Inc.	963,534
18,000 Kellogg Co.	1,159,560
2,123,094
HOUSEHOLD PRODUCTS: 6.3%
8,000 Kimberly-Clark Corp.	1,143,360
13,600 Unilever PLC	731,544
1,874,904
MEDICAL - BIOMEDICAL: 0.2%
500 Medtronic PLC	51,725
PETROLEUM (INTEGRATED): 3.0%
7,700 Chevron Corp.	903,595
SEMICONDUCTOR: 4.4%
7,100 QUALCOMM, Inc.	1,298,377
TELECOMMUNICATION SERVICES: 4.0%
23,000 Verizon Communications, Inc.	1,195,080
TELECOMMUNICATIONS (EQUIPMENT): 5.1%
23,800 Cisco Systems, Inc.	1,508,206
TOTAL COMMON STOCKS (Cost $22,093,290)	$29,708,133

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

December 31, 2021 (Unaudited) – Continued

SHARES	VALUE
SHORT-TERM INVESTMENTS - 1.2%
370,972 First American Government Obligations Fund, Class X - 0.03%*	$370,972
TOTAL SHORT-TERM INVESTMENTS (Cost $370,972)	$370,972
TOTAL INVESTMENTS (Cost $22,464,262): 100.9%	30,079,105
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.9)%	(280,252)
TOTAL NET ASSETS: 100.0%	$29,798,853

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At December 31, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (cost $22,464,262)	$30,079,105
Receivables:
Fund shares sold	50,669
Dividends and interest	33,736
Prepaid expenses	16,466
Total assets	30,179,976
LIABILITIES:
Payables:
Investments purchased	355,698
Due to advisor	7,058
Accrued expenses:
Audit fees	7,063
Fund administration fees	2,719
Accounting fees	2,329
Transfer agent fees	2,231
Reports to shareholders	1,713
Custody fees	1,517
Other expenses	795
Total liabilities	381,123
NET ASSETS	$29,798,853
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	961,761
Net Asset Value, Offering Price and Redemption Price Per Share	$30.98
COMPONENTS OF NET ASSETS:
Paid in capital	$21,991,902
Total distributable earnings	7,806,951
Net Assets	$29,798,853

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Six Months Ended December 31, 2021 (Unaudited)

INVESTMENT INCOME
INCOME
Dividends	$405,022
Interest	13
Total income	405,035
EXPENSES
Advisory fees	81,892
Fund administration fees	21,094
Registration fees and expenses	15,036
Professional fees	14,621
Fund accounting fees	11,563
Transfer agent fees	9,593
Reports to shareholders	6,669
Custody fees	4,389
Trustee fees	1,312
Other expenses	3,467
Total expenses	169,636
Less: expense reimbursement by advisor	(46,798)
Net expenses	122,838
Net investment income	282,197
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	244,739
Net change in unrealized appreciation/depreciation on investments	1,976,013
Net realized and unrealized gain on investments	2,220,752
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,502,949

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2021	YEAR ENDED JUNE 30, 2021
INCREASE (DECREASE) IN NET ASSETS	(Unaudited)
OPERATIONS:
Net investment income	$282,197	$574,855
Net realized gain on investments	244,739	1,269,370
Net change in net unrealized appreciation/depreciation on investments	1,976,013	3,758,575
Net increase in net assets resulting from operations	2,502,949	5,602,800
NET DISTRIBUTIONS TO SHAREHOLDERS	(483,098)	(573,097)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,783,911	3,598,451
Proceeds from reinvestment of distributions	477,466	559,329
Cost of shares redeemed	(327,034)	(1,159,956)
Net increase from capital share transactions	1,934,343	2,997,824
Total increase in net assets	3,954,194	8,027,527
NET ASSETS
Beginning of period	25,844,659	17,817,132
End of period	$29,798,853	$25,844,659
CHANGE IN SHARES
Shares outstanding, beginning of period	897,246	775,658
Shares sold	59,515	144,630
Shares issued on reinvestment of distributions	15,928	21,356
Shares redeemed	(10,928)	(44,398)
Shares outstanding, end of period	961,761	897,246

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,				PERIOD OCTOBER 13, 2016(a) THROUGH
	2021		2021	2020	2019	2018	JUNE 30, 2017
	(Unaudited)
Net asset value, beginning of period	$28.80		$22.97	$24.28	$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income(b)	0.31		0.67	0.70	0.60	0.50	0.35
Net unrealized gain (loss) on investments	2.39		5.82	(1.22)	1.81	1.33	1.33
Total from investment operations	2.70		6.49	(0.52)	2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.32)		(0.66)	(0.69)	(0.57)	(0.46)	(0.32)
Distributions from net realized gain	(0.20)		—	(0.10)	(0.18)	(0.11)	—
Total distibutions	(0.52)		(0.66)	(0.79)	(0.75)	(0.57)	(0.32)
Net asset value, end of period	$30.98		$28.80	$22.97	$24.28	$22.62	$21.36
Total return	9.44	%(c)	28.58%	(2.18)%	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of period (millions)	$29.8		$25.8	$17.8	$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.24	%(d)	1.37%	1.54%	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	1.73	%(d)	2.11%	2.26%	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.07	%(d)	2.58%	2.90%	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	10	%(c)	31%	38%	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The Fund's investment objective is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees (the "Board") of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2019 – 2021) or expected to be taken in the Fund's 2022 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new Rule 18f-4, which governs the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022 if the Fund invests in derivatives or engages in other transactions subject to Rule 18f-4. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Management is currently evaluating the impact, if any, of complying with the new rule.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which provides a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the impact of complying with Rule 2a-5.

H.  Subsequent Events.

Effective February 11, 2022, Conall Duffin resigned as Vice President, Assistant Secretary, Chief Compliance Officer, AML Compliance Officer and Pricing Committee Member of the Trust. Jacqueline Mandel has been hired to serve as Vice President, Assistant Secretary, Chief Compliance Officer, AML Compliance Officer and Pricing Committee Member of the Trust as of such date.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no other events have occurred that require disclosure in these financial statements.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board. The Fund compensates the Advisor for its services at the

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the six months ended December 31, 2021, the Fund accrued $81,892 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expenses limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2022, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and/or expense payment or (ii) the Expense Limit in place at the time of recoupment. Any such reimbursement will be reviewed by the Board. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board upon 60 days' written notice to the Advisor.

For the six months ended December 31, 2021, the Advisor waived advisory fees and reimbursed expenses totaling $46,798 in the aggregate. At December 31, 2021, the cumulative amount available for reimbursement that has been paid and/or waived is $323,793. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2022	2023	2024	2025
$65,662	$106,305	$105,028	$46,798

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $2,000 during the six months ended December 31, 2021 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2021, are as follows:

	Purchases	Sales
Common Stock	$4,521,546	$2,828,116

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$20,236,960
Gross tax unrealized appreciation	5,720,497
Gross tax unrealized depreciation	(82,735)
Net tax unrealized appreciation on investments	5,637,762
Undistributed ordinary income	4,803
Undistributed long-term capital gains	144,535
Total Distributable Earnings	149,338
Other accumulated gains (losses)	—
Total Accumulated Earnings/Losses	$5,787,100

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

U.S. GAAP required that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2021, the following reclassifications were made:

Distributable Earnings	Paid In Capital
$(3,054)	$3,054

As of June 30, 2021, the Fund had no post-October losses, which are deferred until fiscal year 2022 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2021, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the six months ended December 31, 2021 and the year ended June 30, 2021 were as follow:

	December 31, 2021	June 30, 2021
Distributions Paid From:
Ordinary Income*	$304,870	$573,097
Long-Term Capital Gain	$178,228	$—
	$483,098	$573,097

*  For tax purposes, short-term capital gains are considered ordinary income.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2021.

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks*	$29,708,133	$—	$—	$29,708,133
Total Equity	$29,708,133	$—	$—	$29,708,133
Short-Term Investments	$370,972	$—	$—	$370,972
Total Investments in Securities	$30,079,105	$—	$—	$30,079,105

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements (Unaudited), Continued

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Security and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, Matrix Advisors Funds Trust (the "Trust") has adopted and implemented a liquidity risk management program (the "Program"). The Program seeks to promote effective liquidity risk management for the Matrix Advisors Dividend Fund, a series of the Trust (the "Fund"), and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the "Board") of the Trust has approved Matrix Asset Advisors, Inc., the Fund's investment adviser, as the administrator for the Program (the "Program Administrator"). The Program Administrator has further delegated administration of the Program to a Liquidity Risk Management Committee comprised of various personnel of the Program Administrator's portfolio management, risk and compliance departments. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum, if applicable, and any material changes to the Program.

On August 20, 2021, the Board reviewed the Program Administrator's written annual report for the period July 1, 2020 through June 30, 2021 (the "Report"). The Report provided an assessment of the Fund's liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors' interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator determines the liquidity classifications of the Fund's holdings, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund's portfolio is expected to primarily hold highly liquid investments and the Fund will be considered a "primarily highly liquid fund" (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Fund did not hold illiquid investments during the review period and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program during the review period.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

The Program Administrator concluded that the Fund has been able to meet redemption needs in all market conditions during the review period without significant dilution to the Fund's remaining investors. The Program Administrator determined that the Program is adequate and functioning effectively.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between Matrix Advisors Funds Trust (the "Trust"), on behalf of the Matrix Advisors Dividend Fund (the "Fund"), and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Trust's Board of Trustees (the "Board") at an in-person meeting called for that purpose (or in another manner permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to exemptive relief therefrom), and also by a vote of a majority of the trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act (the "Independent Trustees").

At a meeting held on August 20, 2021, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Trustees ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Trustees by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients managed by the Advisor; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) the Advisor's overall financial condition and financial commitments to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2021; (ix) a copy of the Advisor's Form ADV; (x) the implementation and operation of the Advisor's disaster recovery/business continuity plan and related testing thereto; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Trustees met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

1) The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board considered that the Advisor had over 35 years of experience in value investing, as well as the quality of the other services provided by the Advisor, including, but not limited to: the administration of the Fund's compliance program, including the efforts of the Fund's CCO; Board services support; oversight and coordination of services providers; general administrative services; and other services, such as the provision of office space to Fund officers. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered other information from management, including the Advisor's operational continuity during the COVID-19 pandemic. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Value Fund, Inc.). Based on the foregoing, the Board concluded that the range of services provided by the Advisor to the Fund was appropriate, and that the Advisor was qualified to provide such services to the Fund.

2) The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered the Fund's advisory fee of 0.60% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.90% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately managed accounts ("SMAs") of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted that the peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board also considered comparative total fund expenses of the Fund and the peer group.

The Board noted that the advisory fee of 0.60% charged by the Advisor was lower than the median (0.70%) and the average (0.70%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.90% was lower than the median (0.97%) and the average (0.99%) of the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund's total expenses to 0.90% (the net advisory fee paid to the Advisor by the Fund for the fiscal year ended June 30, 2021 was 0.01%). The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the prior fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other SMAs of the Advisor with investment strategies similar to the Fund's investment strategy, noting the average fees paid by those SMAs were lower than the Fund's advisory fee. However, the Board noted the additional services provided to the Fund

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

including, but not limited to, the provision of Fund officers, 1940 Act compliance, administrative services and the oversight of the Fund's other service providers, including Fund Services.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund, noting the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the advisory fee paid by the Fund to the Advisor was reasonable in light of the nature and quality of the services provided and fees paid by comparable funds and accounts

3) Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to the peer group for the year-to-date, one-year and three-year periods ended June 30, 2021. The Board observed that the Fund observed that the Dividend Fund outperformed the peer group for the three-year period but underperformed for the year-to-date and one-year periods ended June 30, 2021. The Board also reviewed the Fund's performance compared to its benchmark index, the S&P 500 Index, as well as the Russell 1000 Value Index. The Board also compared the Fund's performance to the historical performance of an applicable composite of the other SMAs managed by the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that, despite comparative underperformance for certain periods reviewed for the Fund, the Fund and its shareholders could benefit from the Advisor's continued management.

4) The Extent to Which Economies of Scale Will Be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through the Advisor's fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the Fund's advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

5) Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor (through soft dollar commissions) by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and, in many cases, may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Trustees, unanimously determined that the continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board also concluded that the investment advisory fees paid to the Advisor by the Fund continued to be fair and reasonable in consideration of the Fund, the profitability of the Fund to the Advisor and the services provided by the Advisor to the Fund.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Semi-Annual Report

MATRIX ADVISORS

DIVIDEND FUND

December 31, 2021

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants that are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that such disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by other officers of the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 4, 2022